UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 15, 2023

LIFE STORAGE, INC.
LIFE STORAGE LP
(Exact name of registrant specified in its charter)

Maryland (Life Storage, Inc.)	1-13820	16-1194043

Delaware (Life Storage LP)	0-24071	16-1481551
(State of Formation)	(Commission File Number)	(IRS Employer Identification No.)
6467 Main Street
Williamsville, New York 14221
(Address of Principal Executive Offices, Zip Code)
Registrant’s telephone number, including area code: (716)
633-1850

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Life Storage, Inc.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LSI	The New York Stock Exchange
Life Storage LP

Title of each class	Trading Symbol	Name of each exchange on which registered
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Life Storage, Inc.:
Emerging Growth Company  ☐
Life Storage LP:
Emerging Growth Company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Life Storage, Inc.  ☐
Life Storage LP   ☐

Introductory Note
This Current Report on Form
8-K
is being filed in connection with the consummation on July 20, 2023 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of April 2, 2023, by and among Extra Space Storage Inc., a Maryland corporation (“Extra Space”), Extra Space Storage LP, a Delaware limited partnership (“Extra Space OP”), Eros Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of Extra Space (“Extra Space Merger Sub”), Eros OP Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of Extra Space OP (“Extra Space OP Merger Sub” and, together with Extra Space, Extra Space OP and Extra Space Merger Sub, the “Extra Space Parties”), Life Storage, Inc., a Maryland corporation (the “Company”), and Life Storage LP, a Delaware limited partnership (“Life Storage OP” and, together with the Company, the “Life Storage Parties”), as amended on May 18, 2023 (the “Merger Agreement”).
Pursuant to the Merger Agreement, on July 20, 2023: (a) Extra Space Merger Sub merged with and into the Company (the “Company Merger”), with the Company surviving the Company Merger and becoming a wholly owned subsidiary of Extra Space (the “Surviving Entity”), (b) immediately after the effective time of the Company Merger (the “Company Merger Effective Time”), (i) the Surviving Entity was converted into a Maryland limited liability company and (ii) Life Storage Holdings, Inc., a Delaware corporation and the general partner of Life Storage OP (“Life Storage OP GP”), was converted into a Delaware limited liability company (such conversions, collectively, the “LLC Conversions”), (c) immediately after the LLC Conversions, Extra Space contributed to Extra Space OP all of the outstanding equity interests of the Surviving Entity in exchange for the issuance by Extra Space OP to Extra Space or its applicable subsidiaries of a number of newly issued partnership units in Extra Space OP equal to the number of shares of Extra Space Common Stock (as defined below) issued in the Company Merger and (d) thereafter, Extra Space OP Merger Sub merged with and into Life Storage OP (the “Partnership Merger” and, together with the Company Merger, the “Mergers”), with Life Storage OP surviving the Partnership Merger and becoming a wholly owned indirect subsidiary of Extra Space OP.
Item 2.01. Completion of Acquisition or Disposition of Assets.
The information provided in the Introductory Note of this Current Report on
Form 8-K
is incorporated herein by reference.
Pursuant to the terms of the Merger Agreement, on July 20, 2023, at the Company Merger Effective Time, each share of common stock, par value $0.01 per share, of the Company (“Company Common Stock”) issued and outstanding as of immediately prior to the Company Merger Effective Time (other than shares of Company Common Stock owned by any of the Life Storage Parties, the Extra Space Parties or any of their respective wholly owned subsidiaries, which were canceled) was automatically converted into the right to receive 0.895 (the “Exchange Ratio”) of a validly issued, fully paid and non-assessable
share of common stock, par value $0.01 per share, of Extra Space (“Extra Space Common Stock”) (the “Merger Consideration”), together with cash in lieu of fractional shares, without interest, but subject to any withholding required under applicable law, upon the terms and subject to the conditions set forth in the Merger Agreement.
As of immediately prior to the Company Merger Effective Time, each share of restricted Company Common Stock (“Life Storage Restricted Shares”) that was issued and outstanding as of immediately prior to the Company Merger Effective Time became fully vested and, as of the Company Merger Effective Time, was canceled and converted into the right to receive the Merger Consideration plus cash in lieu of fractional shares without interest, subject to any withholding required under applicable law. Separately, each holder of Life Storage Restricted Shares issued pursuant to the Life Storage 2015 Award and Option Plan that was issued and outstanding as of immediately prior to the Company Merger Effective Time received an additional award entitling them to a number of shares of Company Common Stock equal to (a) (i) the excess of the Change in Control Price (as defined in the Life Storage 2015 Award and Option Plan) over the product of the Merger Consideration and the volume weighted average price of Extra Space Common Stock for the ten (10) trading days immediately prior to the second business day prior to the date of the Company Merger Effective Time, divided by (ii) the average of the high and low sales prices per share of Company Common Stock on July 19, 2023, multiplied by (b) the number of Life Storage Restricted Shares held by such holder of Life Storage Restricted Shares as of immediately prior to the Company Merger Effective Time (each such performance stock unit, a
“Top-Up
PSU”).
As of immediately prior to the Company Merger Effective Time, each performance stock unit with respect to shares of Company Common Stock, including each
Top-Up
PSU (the “Life Storage PSUs”) that was outstanding as of immediately prior to the Company Merger Effective Time was accelerated and vested with respect to the number of Life Storage PSUs that vested based on the actual achievement of the applicable performance conditions over the truncated performance period ending on the Closing Date, determined in accordance with the terms of the applicable award agreement. At the Company Merger Effective Time, such vested Life Storage PSUs were canceled and converted into the right to receive the Merger Consideration plus cash in lieu of fractional shares, without interest, subject to any withholding required under applicable law.
As of immediately prior to the Company Merger Effective Time, each deferred stock unit with respect to shares of Company Common Stock (the “Life Storage DSUs”) that was issued and outstanding as of immediately prior to the Company Merger Effective Time became fully vested and all restrictions lapsed. At the Company Merger Effective Time, the Life Storage DSUs were canceled and converted into the right to receive the Merger Consideration plus cash in lieu of fractional shares, without interest, subject to any withholding required under applicable law.
As of immediately prior to the Company Merger Effective Time, there were no outstanding and unexercised Company stock options.
At the effective time of the Partnership Merger (the “Partnership Merger Effective Time”), (a) the general partner interests in Life Storage OP owned by Life Storage OP GP as of immediately prior to the Partnership Merger Effective Time were converted into one Common Unit (as defined in the Amended and Restated Agreement of Limited Partnership of Life Storage OP, dated June 4, 2021), and Life Storage OP GP continued to be the sole general partner of Life Storage OP following the Partnership Merger Effective Time, (b) the Common Units owned by the Surviving Entity as of immediately prior to the Partnership Merger Effective Time were converted into 99 Common Units, and (c) each Common Unit held by a limited partner of Life Storage OP, other than the Company or any wholly owned subsidiary of the Company, were converted into validly issued common units of Extra Space OP in an amount equal to the Exchange Ratio. Following the Partnership Merger Effective Time, the Surviving Entity was the sole limited partner of Life Storage OP.
The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement including that certain Amendment to Agreement and Plan of Merger, which are attached hereto as Exhibits 2.1 and 2.2, respectively, and are incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule Standard; Transfer of Listing.
The information provided in the Introductory Note and Item 2.01 of this Current Report on
Form 8-K
is incorporated herein by reference.
On the Closing Date, the Company notified the New York Stock Exchange (the “NYSE”) of the consummation of the Company Merger and requested that the NYSE file with the Securities and Exchange Commission (“SEC”) a notification of removal from listing on Form 25 in order to delist the Company Common Stock from the NYSE and deregister the Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Surviving Entity intends to file with the SEC a certification on Form 15 to cause the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act to be suspended.
Item 3.03. Material Modification to Rights of Security Holders.
At the Company Merger Effective Time, all shares of Company Common Stock issued and outstanding immediately prior to the Company Merger Effective Time (other than shares of Company Common Stock owned by any of the Life Storage Parties or any of their respective wholly owned subsidiaries and shares of Company Common Stock owned by any of the Extra Space Parties or any of their respective wholly owned subsidiaries, which were cancelled and ceased to exist) were converted into the right to receive the Merger Consideration and were cancelled and ceased to exist.
The information provided in the Introductory Note and Items 2.01, 3.01 and 5.01 of this Current Report on
Form 8-K
is incorporated herein by reference.
Item 5.01. Changes in Control of Registrant.
The information provided in the Introductory Note and Items 2.01, 3.01, 3.03 and 5.02 of this Current Report on
Form 8-K
is incorporated herein by reference.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information provided in the Introductory Note and Item 2.01 of this Current Report on
Form 8-K is
incorporated herein by reference.
On July 15, 2023, the Compensation and Human Capital Committee of the Board of Directors (the “Board”) of the Company adopted the Life Storage, Inc. Transaction Bonus Plan (the “Plan”) and designated participants under the Plan. Pursuant to the Plan, certain executives, including the Company’s named executive officers, will be eligible to receive, subject to the executive’s executing and not revoking a release of claims, a transaction bonus payment intended to provide a
“gross-up”
payment in respect of the excise tax imposed under Section 4999 of the Code in relation to the executive’s change in control payments and benefits relating to the Mergers, which would put the executive in the same after-tax
position that the executive would have been in had the excise tax not been applied. The maximum aggregate amount of the payments that may be payable under the Plan to all participants thereunder will be $15 million (the “Aggregate Cap”). To the extent that the aggregate amount of payments submitted concurrently and otherwise due under the Plan would exceed such Aggregate Cap, each executive’s transaction bonus payment will be reduced on a pro rata basis so that the aggregate amount of all Plan payments does not exceed the Aggregate Cap.
The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by the full text of the Plan, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Each of the Company’s directors resigned from his or her respective position as a member of the Board and from any and all committees thereof effective as of the Company Merger Effective Time. At the Company Merger Effective Time, all of the Company’s officers ceased to be officers of the Company, except for David Dodman, who will remain an officer of the Surviving Entity for a limited period of time following the Company Merger Effective Time. The employment agreements of each of the Company’s named executive officers were terminated as of the Company Merger Effective Time, and each named executive officer will be entitled to receive the severance payments and benefits provided thereunder, with the cash severance portion paid in a single lump sum no later than the first regularly scheduled payroll date following the Company Merger Effective Time.
Item 7.01. Regulation FD Disclosure.
On July 20, 2023, the Company issued a press release announcing the completion of the Mergers. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information contained in Item 7.01 of this report, including Exhibit 99.1, shall not be incorporated by reference into any filing of the registrants, whether made before, on or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information contained in Item 7.01 of this report, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of April 2, 2023, by and among Extra Space Storage Inc., Extra Space Storage LP, Eros Merger Sub, LLC, Eros OP Merger Sub, LLC, Life Storage, Inc. and Life Storage LP. (incorporated by reference to Exhibit 2.1 to Life Storage, Inc.’s and Life Storage LP’s Form 8-K filed on April 3, 2023)*

2.2	Amendment to Agreement and Plan of Merger, dated as of May 18, 2023, by and among Extra Space Storage Inc., Extra Space Storage LP, Eros Merger Sub, LLC, Eros OP Merger Sub, LLC, Life Storage, Inc. and Life Storage LP. (incorporated by reference to Exhibit 2.1 to Life Storage, Inc.’s and Life Storage LP’s Form 8-K filed on May 19, 2023)

10.1	Life Storage, Inc. Transaction Bonus Plan*

99.1	Press Release, dated July 20, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Life Storage agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request by the SEC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE STORAGE LLC
(formerly Life Storage, Inc.)

By:	/s/ Gwyn G. McNeal
Name:	Gwyn G. McNeal
Title:	Manager

LIFE STORAGE LP
By: Life Storage Holdings LLC, its general partner

By:	/s/ Gwyn G. McNeal
Name:	Gwyn G. McNeal
Title:	Manager
Dated: July 20, 2023